                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X]  Definitive Proxy Statement               RULE 14A-6(E)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            RWD TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                   Laurens MacLure, Jr., Corporate Secretary
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                       [LOGO OF RWD TECHNOLOGIES, INC.]

                  10480 Little Patuxent Parkway, RWD Building
                         Columbia, Maryland 21044-3530
                                (410) 730-4377

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                April 28, 2000

                               ----------------

  NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of RWD Technologies, Inc. ("RWD" or the "Company") will be held on April 28, 2000, at 2 o'clock p.m., local time, at the Company's corporate headquarters, 10480 Little Patuxent Parkway, Columbia, Maryland 21044-3530, for the following purposes:

  I. To elect one (1) Class I director and four (4) Class III directors of the Company to hold office until the 2001 Annual Meeting of Stockholders and 2003 Annual Meeting of Stockholders, respectively, and until their successors are elected and qualified;

  II. To approve and ratify an amendment to the Company's 1998 Omnibus Stock Incentive Plan which increases the aggregate number of shares that may be issued under options and other awards granted under the plan from 2,000,000 to 5,500,000;

  III. To ratify the selection of Arthur Andersen, LLP as the independent auditors of RWD for the fiscal year ending December 31, 2000; and

  IV. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

  The Board of Directors has fixed the close of business on March 27, 2000, as the record date for the meeting, and only those stockholders of record of the Company at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Accompanying this notice is a Proxy Card and Proxy Statement and a copy of RWD's Annual Report for the year ended December 31, 1999. Whether or not you expect to be present at the Annual Meeting, please complete, sign, and date the Proxy Card and return it in the enclosed envelope provided for that purpose prior to the date of the Annual Meeting. The Proxy may be revoked at any time prior to the time that it is voted at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          /s/ Laurens MacLure, Jr.
                                          Laurens MacLure, Jr.
                                          Secretary

Columbia, Maryland

April 7, 2000

                            RWD Technologies, Inc.
                  10480 Little Patuxent Parkway, RWD Building
                         Columbia, Maryland 21044-3530
                                (410) 730-4377

                               ----------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 28, 2000

                               ----------------

                                 INTRODUCTION

  This Proxy Statement, the Notice of Annual Meeting of Stockholders, and the accompanying proxy are furnished to stockholders of RWD Technologies, Inc. ("RWD" or "Company") in connection with the solicitation of proxies by RWD's Board of Directors to be used at the Annual Meeting of Stockholders to be held on April 28, 2000 (the "Annual Meeting"). The purposes of the Annual Meeting are to: 1) elect one (1) Class I director and four (4) Class III directors of the Company to hold office until the 2001 Annual Meeting of Stockholders and 2003 Annual Meeting of Stockholders, respectively, and until their successors are elected and qualified; 2) approve and ratify an amendment to the Company's 1998 Omnibus Stock Incentive Plan increasing the aggregate number of shares that may be issued under options and other awards granted under the plan from 2,000,000 to 5,500,000 (the "Plan Amendment"); 3) ratify the selection of Arthur Andersen, LLP, as the independent auditors of the Company for the fiscal year ending December 31, 2000; and 4) transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof. This Proxy Statement, Notice of Annual Meeting of Stockholders, and the accompanying proxy are first being sent to stockholders on or about April 7, 2000.

  The record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 27, 2000 (the "Record Date"). On the Record Date, there were issued and outstanding 14,803,912 shares of Common Stock, par value $0.10 per share (the "Common Stock").

Quorum and Voting Rights

  The presence, in person or represented by proxy, of the holders of a majority of the issued and outstanding shares of RWD Common Stock as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Each share of RWD Common Stock is entitled to one (1) vote. Directors will be elected by a plurality of the votes cast; meaning each share may be voted for as many individuals as there are directors to be elected and those individuals receiving the five (5) highest number of votes "For" election to the Board of Directors shall be considered duly elected. Cumulative voting is not permitted. Approval of the Plan Amendment requires the affirmative vote of a majority of the votes of shares present or represented by proxy and entitled to vote with respect to the Plan Amendment. All other matters, including the ratification of the appointment of Arthur Anderson, LLP, will require approval by a majority of the votes cast by the holders of the shares of RWD Common Stock voting in person or by proxy at the Annual Meeting. An automated system administered by RWD's transfer agent will be used to tabulate the votes.

  Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. In electing directors and in respect of all other proposals except the approval of the Plan Amendment, abstentions and broker non-votes will not be considered votes cast and therefore will have no effect on the outcome. Since the approval of the Plan Amendment requires the affirmative vote of a majority of the votes of shares entitled to vote with respect to the proposal, abstentions will be counted (and will therefore be equivalent to a vote against) and broker non-votes will not be counted.

  The cost of soliciting proxies and preparing the proxy materials will be borne by RWD. In addition, RWD will require securities brokers, custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation materials. Proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of RWD or its subsidiaries without additional compensation to them.

Voting By Proxy

  The Board of Directors has selected Robert W. Deutsch and John H. Beakes, and each of them, to act as proxies with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted. This right of revocation is not limited or subject to compliance with any formal procedure. Any stockholder may attend the Annual Meeting and vote in person, whether or not he or she has previously given a proxy.

  With respect to the proposal regarding election of the Class I director and Class III directors, stockholders may (a) vote in favor of all nominees, (b) withhold their votes as to all nominees, or (c) withhold their votes as to any specific nominee by so indicating in the appropriate space on the enclosed proxy card. With respect to the proposals to approve the Plan Amendment and the ratification of the appointment of Arthur Andersen, LLP, as RWD's independent auditors for the fiscal year ending December 31, 2000, stockholders may (a) vote "For", (b) vote "Against" or (c) "Abstain" from voting as to each such matter. All properly executed proxy cards delivered by stockholders and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a properly executed proxy card will be voted "FOR" the election of all nominated directors, approval of the Plan Amendment, and the ratification of the appointment of Arthur Andersen, LLP, as independent auditors. Management knows of no other matters that may come before the Annual Meeting for consideration by the stockholders. However, if any other matter properly comes before the Annual Meeting, the persons named in the enclosed proxy card as proxies will vote upon such matters in accordance with their judgment.

  Stockholders who do not expect to attend the Annual Meeting in person are urged to execute and return the enclosed proxy card promptly. Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by executing and delivering to the Secretary a proxy card bearing a later date, or by voting in person at the Annual Meeting. Any stockholder also may be represented by another person at the Annual Meeting by executing a form of proxy designating such person to act on the stockholder's behalf at the Annual Meeting.

I. ELECTION OF DIRECTORS

  The Board of Directors is composed of eleven (11) persons separated into three (3) classes, with each class serving a 3-year term. Three (3) directors serve in Class I, one of whom is subject to election at the 2000 Annual Meeting, and all three are subject to re-election for a 3-year term beginning at the 2001 Annual Meeting. Three (3) directors currently serve in Class II and are subject to re-election for a 3-year term beginning at the 2002 Annual Meeting. Five (5) directors serve in Class III, one of whom has decided not to stand for re-election, and the other four are subject to re-election for a 3-year term beginning at the 2000 Annual Meeting.

  One (1) Class I director and four (4) Class III directors are to be elected at the Annual Meeting to serve until the 2001 Annual Meeting of Stockholders and 2003 Annual Meeting of Stockholders, respectively, and until their successors are elected and qualified. The Board of Directors has nominated the five (5) persons named below, one to serve as a Class I director and remaining four (4) to serve as Class III directors for the terms indicated. Each of the nominees is currently a member of the Board. The nominee for Class I director and each of the nominees for Class III directors have consented to serve on the Board of Directors through the 2001 Annual Meeting of Stockholders and 2003 Annual Meeting of Stockholders, respectively, and until his successor is duly elected and qualified. If any of the nominees should be unable to serve for any reason (which management has no reason to anticipate at this time), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or, by resolution amending the By-laws of the Company, provide for a lesser number of directors.

 The Board of Directors recommends that stockholders vote FOR the election of its nominees for Class I Director and Class III Director.

Information Concerning Nominees for Director

  The following table presents information about the persons nominated (who are also current directors) by the RWD Board for election at the Annual Meeting, one as a Class I director and four as Class III directors, to serve until the 2001 Annual Meeting of Stockholders and 2003 Annual Meeting of Stockholders, respectively, and until their successors are duly qualified and elected.

                                    Principal occupation, directorships with
Name and   Term Expires   Director                   public
  Age     (if re-elected)  Since        companies, and other information
--------  --------------- -------- -------------------------------------------
James R.      2003         March   James R. Kinney was elected to the Board of
 Kinney       Annual       2000    Directors in March 2000. Mr. Kinney
 (61)         Meeting              recently retired as a Senior Vice President
                                   and Chief Information Officer of Kraft
                                   Foods North America where he was
                                   responsible for the strategic planning,
                                   development, and deployment of business
                                   information systems. From 1996 to 1998, Mr.
                                   Kinney served as the chairman of the IS
                                   Committee for the Grocery Manufacturers'
                                   Association, the trade association
                                   representing food manufacturers. He also
                                   chaired
                                   the Efficient Consumer Response (ECR)
                                   sub-committee on IT. From 1996 to 1997, Mr.
                                   Kinney served as the president of the
                                   Society for Information Management, a 2,500
                                   member international organization dedicated
                                   to the issues of managing IT. He is on the
                                   advisory boards of NCR and SHARE, an
                                   international systems association. He is
                                   also on the board of Transtech, a privately
                                   held e-Business consulting services
                                   company, and Barrington Youth Services, a
                                   non-profit social services agency. Mr.
                                   Kinney served as a nuclear submarine
                                   officer in the U.S. Navy. He has an MBA
                                   degree from Northwestern University and a
                                   bachelor's degree from the U.S. Naval
                                   Academy.

                                   Principal occupation, directorships with
                  Term   Director                   public
 Name and Age    Expires  Since        companies, and other information
---------------  ------- -------- -------------------------------------------
Jerry P. Malec   2003      June   Jerry P. Malec was elected to the Board of
 (57)            Annual    1997   Directors following completion of the
                 Meeting          Company's 1997 initial public offering. Mr.
                                  Malec is Chairman of the Board of
                                  Servigistics, a provider of eBusiness
                                  applications for eCustomer Relationship
                                  Management (CRM).
                                  From 1994 to 1997, Mr. Malec was President
                                  and Chief Executive Officer of Checkmate
                                  Electronics, Inc., a developer and
                                  manufacturer of systems and software for
                                  the retail and financial services industry.
                                  For five years prior to that, Mr. Malec was
                                  employed by Apple Computer, Inc., as Vice
                                  President and General Manager of its
                                  Enterprise Markets division. Mr. Malec
                                  received his bachelor's degree in Economics
                                  from Wayne State University.
Robert T.        2003      June   Robert T. O'Connell was elected to the
 O'Connell (61)  Annual    1997   Board of Directors following completion of
                 Meeting          the Company's 1997 initial public offering.
                                  Mr. O'Connell joined the Company in August
                                  1997 and serves as Senior Vice President of
                                  Strategic Business Planning. From 1995 to
                                  1997, Mr. O'Connell served as Senior Vice
                                  President and Chief Staff Officer of EMC
                                  Corporation, a leading provider of
                                  intelligent enterprise storage and
                                  retrieval technology. Between 1965 and
                                  1994, Mr. O'Connell held several positions
                                  in General Motors Corporation, including
                                  Chairman and Chief Executive Officer of
                                  General Motors Acceptance Corporation
                                  Financial Services and Chief Financial
                                  Officer of General Motors Corporation. Mr.
                                  O'Connell received his bachelor's degree in
                                  Economics from Yale University and his MBA
                                  in Finance from the Harvard Graduate School
                                  of Business Administration.

                                     Principal occupation, directorships with
                    Term   Director                   public
  Name and Age     Expires  Since        companies, and other information
-----------------  ------- -------- -------------------------------------------
Jeffrey W. Wendel  2003    April    Jeffrey W. Wendel joined the Company in
 (45)              Annual  1996     1994 and serves as Senior Vice President of
                   Meeting          the Internet Technologies and Systems
                                    Integration Group and a Director of the
                                    Company. Prior to joining the Company, Mr.
                                    Wendel was the Director of Process
                                    Simulation for S3 Technologies, Inc. from
                                    1990 to 1994, where he managed an
                                    international business unit that focused on
                                    software solutions for the petrochemical,
                                    natural gas, and nuclear power industries.
                                    From 1989 to 1990, Mr. Wendel was Director
                                    of Simulation Technology for the Company.
                                    In his prior career assignments, Mr. Wendel
                                    was a technical manager for the Singer
                                    Company-Link SSD division and he served on
                                    active duty in the US Navy as a nuclear
                                    trained submarine officer. Mr. Wendel
                                    received his bachelor's degree in Systems
                                    Engineering from the U.S. Naval Academy and
                                    his MBA in Management from Loyola College.
                                    He currently is a member of technical
                                    advisory boards at Towson University and
                                    UMBC.
William M.         2001    February William M. Bambarger, Jr. was elected to
 Bambarger, Jr.    Annual  2000     the Board of Directors in February 2000.
 (35)              Meeting          Mr. Bambarger joined the Company in 1992
                                    and has served as Vice President, Chief
                                    Financial Officer, and Treasurer since
                                    February 2000, where he is primarily
                                    responsible for managing the internal and
                                    external financial operations of the
                                    Company. During his career with RWD, Mr.
                                    Bambarger was previously Director of
                                    Business Operations and Controller. Prior
                                    to joining the Company in 1992, Mr.
                                    Bambarger was Manager of International
                                    Accounting at RTKL Associates, Inc., an
                                    international architectural firm in
                                    Baltimore, Maryland. Mr. Bambarger received
                                    his bachelor's degree in Finance from the
                                    University of Baltimore and is a Certified
                                    Public Accountant in Maryland.

Information Concerning Continuing Directors

                    Term   Director  Principal occupation, directorships with
  Name and Age     Expires  Since     public companies, and other information
-----------------  ------- -------- -------------------------------------------
Dr. Robert W.      2001    January  Dr. Robert W. Deutsch founded the Company
 Deutsch (76)      Annual  1988     in January 1988 and has been Chairman of
                   Meeting          the Board and Chief Executive Officer since
                                    that time. Dr. Deutsch founded General
                                    Physics Corporation in 1966 and was its
                                    Chairman, President, and Chief Executive
                                    Officer until 1987. From 1963 to 1971, Dr.
                                    Deutsch was Chairman and Professor of
                                    Nuclear Science and Engineering at The
                                    Catholic University of America. Dr. Deutsch
                                    has a bachelor's degree in Physics from the
                                    Massachusetts Institute of Technology and
                                    Ph.D. in Physics from the University of
                                    California. He is a member of the National
                                    Academy of Engineering, and is a registered
                                    Professional Engineer.
Kenneth J. Rebeck  2001    April    Kenneth J. Rebeck joined the Company in
 (48)              Annual  1991     1988 and currently serves as Senior Vice
                   Meeting          President of the Enterprise Learning
                                    Solutions Group, which specializes in
                                    Internet-hosted training and testing and
                                    high-technology performance support. Mr.
                                    Rebeck is also the Company's Chief
                                    Engineer. He served as Senior Vice
                                    President of the Technology Transfer Group
                                    since 1995 and a director since 1991. From
                                    1978 until 1988, Mr. Rebeck was employed by
                                    General Physics Corporation in a variety of
                                    professional and management capacities,
                                    including Project Director for a major NASA
                                    Pressure Vessel Recertification Program and
                                    Chief Engineer and Director, High
                                    Technology Activities. Mr. Rebeck received
                                    his bachelor's degree in Nuclear
                                    Engineering from the State University of
                                    New York at Buffalo, his M.S. in Nuclear
                                    Science and Engineering from Carnegie-
                                    Mellon University, and he has Professional
                                    Engineering licenses in Maryland, Michigan,
                                    and Pennsylvania.

                                   Principal occupation, directorships with
                  Term   Director                   public
 Name and Age    Expires  Since        companies, and other information
---------------  ------- -------- -------------------------------------------
Bruce D.         2002    August   Bruce D. Alexander was elected to the Board
 Alexander (56)  Annual  1997     of Directors following completion of the
                 Meeting          Company's 1997 initial public offering. Mr.
                                  Alexander is currently Adjunct Professor at
                                  the Yale School of Management and Vice
                                  President of the University. Mr. Alexander
                                  spent 26 years at The Rouse Company, most
                                  recently as Senior Vice President, where he
                                  was responsible for development of that
                                  company's commercial and mixed use projects
                                  throughout the United States. Mr. Alexander
                                  received his bachelor's degree from Yale
                                  University and his J.D. from Duke
                                  University School of Law. Mr. Alexander is
                                  also a director of LaSalle U.S. Real Estate
                                  Fund.
John H. Beakes   2002    January  John H. Beakes co-founded the Company with
 (57)            Annual  1988     Dr. Robert W. Deutsch and has been Chief
                 Meeting          Operating Officer and a director since
                                  January 1988 and President since July 1995.
                                  From 1974 to 1988, Mr. Beakes was employed
                                  by General Physics, most recently as
                                  Executive Vice President and Chief
                                  Operating Officer. Prior to 1974, Mr.
                                  Beakes served in the Nuclear Submarine
                                  Service of the United States Navy, most
                                  recently as Chief Engineer of the USS
                                  George Bancroft. Mr. Beakes received his
                                  bachelor's degree from the U.S. Naval
                                  Academy and his M.S. in Environmental
                                  Engineering from The Johns Hopkins
                                  University, and is a registered
                                  Professional Engineer.
Deborah T. Ung   2002    January  Deborah T. Ung joined the Company in 1989
 (37)            Annual  1999     and serves as Senior Vice President of the
                 Meeting          Enterprise Systems Support Solutions Group
                                  and has been a director since January 1999.
                                  Prior to joining the Company, Ms. Ung was
                                  employed by General Physics in a variety of
                                  project management capacities from 1985 to
                                  1988. Ms. Ung received her bachelor's
                                  degree in Environmental Health from Purdue
                                  University.

Information Regarding the RWD Board, Committees, and Remuneration

  During 1999, there were five meetings of the Board of Directors of RWD. Each director attended at least 92% percent of the aggregate number of meetings of the Board and Board committees of which the director was a member.

  The Audit Committee meets with RWD's independent accountants to review whether satisfactory accounting procedures are being followed by RWD and whether its internal accounting controls are adequate, to monitor nonaudit services performed by the independent accountants, and to review fees charged by the independent accountants. The Audit Committee also recommends to the RWD Board the selection of independent accountants. During 1999, non-employee directors, Dr. David J. Deutsch, Jerry P. Malec, and Bruce D. Alexander, were the members of the Audit Committee. There was one meeting of the Audit Committee held during 1999 and all members were in attendance.

  The Compensation Committee establishes the compensation for executive officers of RWD and generally reviews benefits and compensation for all officers and employees. It also administers RWD's stock plans. During 1999, non-employee directors, Jerry P. Malec and Bruce D. Alexander, were the members of the Compensation Committee. Three meetings of the Compensation Committee were held during 1999, and all members were in attendance. The report of the Compensation Committee, required by the rules of the U.S. Securities and Exchange Commission (the "SEC"), is included in this Proxy Statement.

  Directors who are not employees of RWD receive (a) an annual retainer, which is paid at the beginning of the year in shares of Common Stock having a fair market value of $10,000 on the date of issuance; (b) $1,000 in cash for each Board of Directors and Board Committee meeting attended; and (c) cash reimbursement for expenses incurred in connection with their service as directors.

  In addition, upon their first election to the Board of Directors, each director who is not an employee of the Company is granted an option to purchase 12,000 shares of Common Stock under the Company's stock option plan. These options vest ratably over a three-year period beginning one year after the date of grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant. Each such non-employee director is also eligible to receive additional options at the end of each calendar year. In 1999, there were no options to purchase shares of RWD Common Stock granted to non-employee directors.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

  None of the directors serving on the Compensation Committee is an employee of RWD, and neither the Chief Executive Officer nor any of the Named Executive Officers (as defined below) has served on the Compensation Committee. No director or executive officer of RWD is a director or executive officer of any other corporation that has a director or executive officer who is also a director or board committee member of RWD.

Compensation of Executive Officers

  Compensation of Executive Officers. The following table sets forth certain information with respect to the annual and long-term compensation for the last three fiscal years of the Chief Executive Officer and the four other highest paid executive officers (collectively, the "Named Executive Officers")

                                                              Long-Term
                                                             Compensation
                               Annual Compensation              Awards
                         --------------------------------    ------------
                                                              Number of
                                                                Shares
   Name and Principal                                         Underlying     All Other
        Position         Year  Salary   Bonus   Other(1)       Options    Compensation(3)
------------------------ ---- -------- ------- ----------    ------------ ---------------
Dr. Robert W. Deutsch... 1999 $150,000 $       $                   --         $7,000
Chairman of the Board,
 Chief                   1998  150,000 450,000                     --          7,500
Executive Officer        1997  150,000 400,000 11,606,745(2)       --          8,154
John H. Beakes.......... 1999  350,000                --           --         12,220
President and            1998  275,000 150,000        --           --         13,280
Chief Operating Officer  1997  220,000 100,000    504,660(2)       --         13,563
Kenneth J. Rebeck....... 1999  200,000  22,500        --        18,000         9,181
Senior Vice President    1998  180,000  60,000        --        20,000        10,066
                         1997  150,000  35,000        --        15,000         9,611
Deborah T. Ung.......... 1999  200,000  22,500        --        18,000         7,821
Senior Vice President    1998  125,000  75,000        --        25,000         6,865
                         1997  100,000  35,000        --        15,000         5,425
Jeffrey W. Wendel....... 1999  220,000  22,500        --        18,000         8,428
Senior Vice President    1998  195,000  60,000        --        20,000         9,148
                         1997  150,000  50,000        102(2)    20,000         8,662

--------
(1) The Company also provides certain perquisites and other personal benefits. The aggregate dollar cost to the Company of such perquisites and other benefits in each of the years represented did not exceed the lesser of $50,000 or 10 percent of the amount reflected in the Salary and Bonus columns for any of the Named Executive Officers.
(2) Distributions to S corporation shareholders of earnings of the Company for periods prior to conversion from S corporation to C corporation status not previously distributed.
(3) Includes income deemed received for life insurance premiums as well as contributions to the Company's 401(k) Plan paid by the Company on behalf of each of the Named Executive Officers.

  Option Grants in the Last Fiscal Year. The following table sets forth information regarding options to purchase shares of the Common Stock granted to the Named Executive Officers during the last fiscal year.

                                    Individual Grants
                         ----------------------------------------    Potential
                                     Percent                       Realized Value
                         Number of  of Total                         at Assumed
                         Securities  Options  Exercise            Annual Rates of
                         Underlying  Granted   Price                Stock Price
                          Options      to       Per    Expiration Appreciation for
          Name            Granted   Employees Share(1)    Date     Option Term(2)
          ----           ---------- --------- -------- ---------- ----------------
                                                                    5%      10%
Dr. Robert W. Deutsch...      --       --        --           --      --       --
John H. Beakes..........      --       --        --           --      --       --
Kenneth J. Rebeck.......   18,000      1.1%    $8.00   12/22/2009 $90,540 $229,500
Deborah T. Ung..........   18,000      1.1      8.00   12/22/2009  90,540  229,500
Jeffrey W. Wendel.......   18,000      1.1      8.00   12/22/2009  90,540  229,500

--------
(1) The exercise price equaled the fair market value of the Common Stock as determined by the Board of Directors on the date of grant. The exercise price is payable in cash or by delivery of shares of Common Stock having a fair market value equal to the exercise price of options exercised.
(2) The assumed annual rates of appreciation of 5 percent and 10 percent would result in the price of the Common Stock increasing to $13.03 and $20.75, respectively, from the exercise price of $8.00 per share during the 10-year term of the options. The vesting of unvested options may be accelerated at any time by the Company. The 5 percent and 10 percent assumed annual rates of stock price appreciation used to calculate potential gains to optionees are mandated by the rules of the Securities and Exchange Commission. The potential realizable value does not represent the Company's prediction of its stock price performance. There can be no assurance that the stock price will actually appreciate over the 10-year option term at the assumed 5 percent and 10 percent levels or at any other level.

  Option Exercises in Last Fiscal Year and Fiscal Year-End Holdings. The following table sets forth information concerning the number and exercise price of the options to purchase Common Stock exercised by the Named Executive Officers during the last fiscal year and the number and value of unexercised options to purchase Common Stock held at the end of the fiscal year by the Named Executive Officers. Value is considered to be, in the case of exercised options, the difference between exercise price and market price on the date of exercise, and, in the case of unexercised options and exercisable options, the difference between exercise price and market price on December 31, 1999.

                                                       Number of      Value of
                                     Shares           Securities    Unexercised
                                    Acquired          Underlying    In-the-Money
                                      Upon    Value   Options at     Options at
               Name                 Exercise Realized Year-End(1)  Year-End(1)(2)
               ----                 -------- -------- -----------  --------------
Dr. Robert W. Deutsch..............     --        --       --              --
John H. Beakes.....................  90,000  $703,333   21,200(E)     $202,283(E)
                                                         7,800(U)       74,425(U)
Kenneth J. Rebeck..................     --        --    95,000(E)     $812,333(E)
                                                        73,000(U)      251,875(U)
Deborah T. Ung.....................     500  $  4,542   43,000(E)     $306,392(E)
                                                        66,500(U)      157,338(U)
Jeffrey W. Wendel..................     --        --    22,600(E)     $ 76,875(E)
                                                        71,600(U)      155,250(U)

--------
(1) (E) = Exercisable; (U) = Unexercisable.
(2) Includes only the value of unexercised in-the-money options.

Compensation Committee Report on Executive Compensation

  Compensation Committee Overview. The Committee was established following the Company's initial public offering in June 1997. The function of the Compensation Committee is to advise the Board of Directors regarding overall compensation policies and recommend specific compensation for the Company's two (2) most senior executives. The Compensation Committee is responsible for providing guidance to the Board regarding broad compensation issues, including salaries, bonuses, option grants, benefits, and other remuneration for officers and employees of the Company. The Compensation Committee's responsibilities also include administering the Company's stock option plans, employee stock purchase plans, and 401(k) plan. The Compensation Committee is composed of Messrs. Bruce D. Alexander and Jerry P. Malec (Chair), who are independent directors, having never been officers or employees of the Company.

  At its meetings in 1999, the Committee discussed the full range of compensation issues facing the Company, the various recommendations of management, the general marketplace for talented managers, and compensation market conditions.

  Compensation Philosophy. The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based upon the premise that the success of the Company results from the efforts of each employee and that a cooperative, team-oriented environment is an essential part of the Company's culture and success. The Company believes strongly in the importance of rewarding employees for the common success of the organization. Consequently, the Company places particular emphasis on (a) broad employee equity participation through the use of stock options with long-term vesting, and (b) annual cash bonuses linked to overall Company profitability as integral parts of its compensation structure. The Compensation Committee continues to believe that this approach and philosophy are appropriate.

  Executive Compensation. The principal elements of the Company's executive compensation program consist of both annual compensation (primarily base salary and annual incentive cash bonuses) and long-term incentive compensation in the form of stock options with extended vesting periods. Base salary, annual cash bonuses, and stock option grants are determined on the basis of the overall financial performance of the Company and the performance of the individual officer. In addition, the Committee and Board utilized the survey data provided by a leading compensation consulting firm in establishing compensation levels for officers of the Company.

  Chief Executive Officer and Chief Operating Officer Compensation. Dr. Robert
W. Deutsch is founder and Mr. John H. Beakes is co-founder of RWD. Dr. Deutsch serves as Chairman and Chief Executive Officer of the Company. Mr. Beakes has served as Chief Operating Officer since the Company was founded and has served as President since 1995.

  In determining the appropriate base salary levels for the Company's CEO and COO, the Compensation Committee reviewed the performance of each officer and of the Company and utilized the analysis of executive compensation provided by the compensation consultants. Based on this review, the Compensation Committee approved base salaries of $150,000 for the Company's CEO and $375,000 for the Company's COO, effective January 2000. The CEO's salary reflects a higher proportion of compensation at risk through a discretionary annual cash bonus.

  In addition to base salaries, officers of the Company are eligible to receive annual cash bonuses at the discretion of the Compensation Committee. Cash bonuses for officers are determined at year-end on the basis of the overall financial performance of the Company and the performance of the individual officer. In addition to these objectives, the CEO's bonus is also linked to the annual increase in the Company's profitability. The Company did not achieve its revenue and earnings goals for 1999. Based on these factors, the Compensation Committee approved the decision of management to waive cash bonuses for the Company's CEO and COO for 1999.

  Long-Term Incentive Compensation. During 1999, the Company granted stock options for 1,571,112 shares to 861 directors, officers, and employees of the Company. Each of the founders owns a significant percentage of the Company's Common Stock, and, therefore, each of them participates proportionately in any increase in stockholder value. The Compensation Committee believes that the founders' existing equity ownership and, in the case of Mr. Beakes, previously granted stock options, sufficiently link their interests to the financial success of the Company. Therefore, during 1999, neither of the founders was granted options under the Company's stock option plan.

                                          Jerry P. Malec--Chairman
                                          Bruce D. Alexander

Stock Performance Table

  RWD is required by the SEC to provide a five-year comparison of the cumulative total stockholder return on RWD Common Stock compared with that of a broad equity market index and either a published industry index or a RWD-constructed peer group index.

  The following chart compares the cumulative total stockholder return on RWD Common Stock during the period beginning June 19, 1997, (the date of RWD's initial public offering) and ending December 31, 1999, with the cumulative total return on the Nasdaq Composite (U.S.) and Nasdaq Computer and Data Processing indices. The comparison assumes $100 was invested on June 19, 1997, in RWD Common Stock and in each of the foregoing indices. It also assumes reinvestment of any dividends.

  RWD does not make, nor does it endorse, any predictions as to future stock performance.

                            Stock Performance Table

RWD Management

  The following table sets forth information regarding the executive officers, directors, and other significant employees of RWD:

Executive Officers and
Directors:                     Age                  Position
----------------------         ---                  --------
Dr. Robert W. Deutsch.........  76 Chairman of the Board of Directors, Chief
                                    Executive Officer
John H. Beakes................  57 President, Chief Operating Officer,
                                    Director
Robert T. O'Connell...........  61 Senior Vice President, Strategic Business
                                    Planning, Director
Kenneth J. Rebeck.............  48 Senior Vice President--Enterprise Learning
                                    Solutions Group, Chief Engineer, Director
Deborah T. Ung................  37 Senior Vice President--Enterprise Systems
                                    Support Solutions Group, Director
Jeffrey W. Wendel.............  45 Senior Vice President--Internet
                                    Technologies and Systems Integration
                                    Group, Director
William M. Bambarger, Jr......  35 Vice President, Chief Financial Officer,
                                    Treasurer, Director
Bruce D. Alexander............  56 Director
James R. Kinney...............  61 Director
Jerry P. Malec................  57 Director
Key Employees:
--------------
Daniel A. Cantwell............  47 Vice President--Automotive Performance
                                    Support
Richard M. Contel.............  51 Vice President --Performance Improvement
                                    and Learning Solutions
Robert Danna..................  48 Vice President --Enterprise Systems Support
                                    Solutions
Robert B. Gosline, Jr.........  57 Vice President, Chief Information Officer
Laurens MacLure, Jr...........  43 General Counsel, Corporate Secretary
Vincent Marucci, Jr...........  42 Vice President--IT Operations
Matthew R. McGovern...........  37 Vice President--Enterprise Learning
                                    Solutions Business Development
Dana M. Sohr..................  40 Vice President --Enterprise Systems Support
                                    Solutions
Dr. David Yager...............  51 Vice President--Applied Technology
                                    Laboratory

  Information relating to RWD's key employees is set forth below. See "Information Concerning Nominees" and "Information Concerning Continuing Directors" above for information relating to the executive officers and directors of RWD.

  Daniel A. Cantwell joined the Company in 1991 and serves as Vice President of the Automotive Performance Support Division. Prior to joining the Company, Mr. Cantwell was employed by Chrysler from 1984 to 1991 as a Senior Technical Training Specialist. Mr. Cantwell received his B.A.S. in Robotics and Flexible Automation from Sienna Heights College.

  Richard M. Contel joined the Company in 1991 and serves as Vice President of the Performance Improvement and Learning Solutions Division. This division helps companies leverage current technologies to improve workforce performance by blending learning, performance support, and knowledge management. Through the division's Pharmaceutical and Petroleum-Chemical Industrial Centers of Excellence, solutions are designed to fit industry-specific business needs and growth plans. During his career with RWD, Mr. Contel has been a director in the ERP, Electronic Document Management, and Information Technology service areas. Before joining RWD, he worked for the B.F. Goodrich Company for 16 years, where he had broad management responsibilities in production and maintenance involving operations management, organizational development, productivity improvement, waste reduction, and systems development. Mr. Contel has a bachelor's degree in Mechanical Engineering from Lafayette College.

  Robert Danna joined the Company in 1997 and serves as a Vice President in the Enterprise Systems Support Solutions Group. Mr. Danna has more than 25 years experience in engineering and technical training. From 1980 to 1997, he served in a variety of management positions, including Senior Vice President of the management and technical services division of Resource Management International, Inc., Executive Vice President and member of the board of directors of General Physics Corporation, and Executive Vice President and member of the board of directors of GPS Technologies, Inc. He served on active duty in the United States Navy from 1975 through 1980, and was in the Naval Reserves from 1980 through 1987. Mr. Danna was also a lecturer in the physics department of Hunter College of the City University of New York from 1973 through 1975. He holds bachelor and masters degrees in Physics from Hunter College of the City University of New York and a masters degree in Civil Engineering from the University of Central Florida. Mr. Danna is a registered Professional Engineer in Maryland and California. He has published or presented more than 25 papers on a variety of technical and management topics.

  Robert B. Gosline, Jr. joined the Company in 1988 and serves as Vice President and Chief Information Officer, where he directs activities in strategic information system planning and implementation. Prior to joining the Company, Mr. Gosline was employed by General Physics from 1975 to 1988, and prior thereto served as a nuclear submarine officer in the U.S. Navy. Mr. Gosline received his M.S. in Computer Science from The Johns Hopkins University and his B.S. from the U.S. Naval Academy.

  Laurens MacLure, Jr. joined the Company in 1999 and serves as General Counsel and Corporate Secretary. Prior to joining the Company, Mr. MacLure was employed by Pioneer EyeCare, Inc. as General Counsel from 1997 to 1999, and prior thereto served in a variety of legal positions with PHH Corporation from 1984 to 1997, most recently as Senior Vice President and General Counsel of PHH Vehicle Management Services. From 1981 to 1984 Mr. MacLure was in private legal practice. Mr. MacLure received his B.A. in Economics from Bucknell University and his J.D. from the University of Maryland School of Law.

  Vincent Marucci, Jr. joined the Company in 1992 and serves as Vice President of IT Operations. Prior to joining the Company, Mr. Marucci served as an active duty U.S. Army officer. His assignments included information systems design and development for one of the Army's Artificial Intelligence Centers and as an instructor in mathematics and computer science at the U.S. Military Academy. Mr. Marucci received an M.S. in Computer Science and an M.S. in Operations Research from Stanford University and his B.S. from the U.S. Military Academy.

  Matthew R. McGovern joined the Company in 1999 and serves as Vice President, Enterprise Learning Solutions. Mr. McGovern founded Merrimac Interactive Media Corporation in 1996 and served as President and COO until June 1999 when Merrimac was acquired by RWD. Mr. McGovern was also the founder and CEO of Merrimac Associates, Inc., a professional services organization that specialized in performance improvement and business intelligence systems. Mr. McGovern earned his B.S. in Systems Engineering with a minor in Nuclear Engineering from the United States Merchant Marine Academy.

  Dana M. Sohr joined the Company in 1993 and serves as a Vice President of the Enterprise Systems Support Solutions Division. Mr. Sohr has 18 years of experience supporting the implementation of large information systems, and for the past 10 years has concentrated his activities on SAP software implementations. He has been responsible for delivering high-quality training and support solutions to customers such as Dow Chemical, Goodyear, Polaroid, and Tenneco Automotive. Mr. Sohr received his B.A. degree from the University of Maryland.

  Dr. David Yager joined the Company in 1999 and serves as a Vice President of Internet Technologies and Systems Integration. Dr. Yager comes to RWD with 12 years of exemplary service and leadership as distinguished professor and chair of UMBC's Visual Arts Department. During his tenure as chair, the department attracted national attention for its Imaging Research Center (IRC), Fine Arts Gallery (founding director), and MFA program in Imaging and Digital Arts, all created under his guidance. It is with these visionary approaches to emerging technologies, scholarly research, and program development that Dr. Yager forged unique and continuing relationships leading to projects with Silicon Graphics, IBM, Apple Computer, Hewlett Packard, Softimage, Alias/Wavefront, Media 100, ESPN, the Discovery Channel, the Family Channel and PBS. Dr. David Yager currently leads RWD's efforts to develop cutting-edge Internet strategies for both current and future clients.

Stock Ownership of Directors and Management

  The following table sets forth information as of March 10, 2000, with respect to the beneficial ownership of the Common Stock (including shares issuable upon the exercise of outstanding options that are exercisable as of that date or within 60 days thereafter) by (a) each of the directors (and nominees) of the Company; (b) the Chief Executive Officer and each of the other Named Executive Officers; and (c) all directors and executive officers as a group. Unless otherwise indicated, each named person exercises sole voting and investment power.

                                                 Shares Beneficially Owned
                                                 -------------------------
                    Name(1)                          Number        Percent
                    -------                      --------------- -------------
Robert W. Deutsch(2)............................       9,270,000         62.7%
John H. Beakes(3)...............................         557,245          3.8
Robert T. O'Connell(5)..........................          55,000        *
Kenneth J. Rebeck(5)............................         105,037        *
Deborah T. Ung(5)...............................          54,600        *
Jeffrey W. Wendel(4)............................          39,817        *
William M. Bambarger, Jr.(5)....................           6,555        *
Bruce D. Alexander(5)...........................          13,111        *
James R. Kinney.................................           1,211        *
Jerry P. Malec(5)...............................          11,481        *
All directors and officers as a group (10
 persons).......................................      10,114,057         67.1

--------
*Less than 1%.
(1) The address of each stockholder listed in the table is c/o RWD Technologies, Inc., 10480 Little Patuxent Parkway, Suite 1200, Columbia, Maryland 21044-3530, Attention: Chief Financial Officer.
(2) Includes 450,000 shares owned by Mrs. Florence Deutsch, Dr. Robert Deutsch's wife, as to which Dr. Robert Deutsch disclaims beneficial ownership.
(3) Includes 29,000 shares issuable upon exercise of currently exercisable options. Also includes 25,000 shares owned by Mrs. Rosemary Beakes, Mr. Beakes' wife, 6,400 shares owned by an adult child of Mr. Beakes living in his household, and 117,009 shares held in grantor retained annuity trusts, as to all of which Mr. Beakes disclaims beneficial ownership.
(4) Includes an aggregate of 500 shares held in the Fred W. Wendel Trust B account for which Mr. Wendel serves as a co-trustee and to which Mr. Wendel disclaims beneficial ownership. Also includes 34,400 shares issuable upon exercise of currently exercisable options.
(5) Includes 40,000, 103,000, 54,100, 6,500, 8,000, and 8,000 shares issuable upon exercise of currently exercisable options held by each of Messrs. O'Connell, Rebeck, Ms. Ung, Messrs. Bambarger, Alexander, and Malec, respectively.

Employment Agreements

  Prior to the Company's June 1997 initial public offering, the Company entered into Employment Agreements with Dr. Robert W. Deutsch and each of Messrs. Beakes, Rebeck, and Wendel. The Company entered into a similar agreement with Ms. Ung in early 1999 based on her promotion to Senior Vice President. Each of the Employment Agreements has an initial term of 3 years and is automatically renewed thereafter for successive 1-year terms until terminated by either the Company or the employee. The Employment Agreements provide for initial annual salaries, subject to annual adjustment at the discretion of the Company's Compensation Committee, and provide for annual cash bonuses in amounts determined by the Company's Compensation Committee. The Employment Agreements contain confidentiality provisions and 1-year covenants-not-to-compete following termination or expiration of employment (as defined in the Employment Agreements). In the event of a "change in control" of the Company (as defined in the Employment Agreements) followed by the termination of employment by the employee for "good reason" (as defined in the Employment Agreements), the affected employee would be entitled to three times his or her average annual compensation during the last three complete years prior to such change in control.

Certain Relationships and Related Transactions

  No material related party transactions occurred during 1999.

Compliance with Section 16(a) of the Securities Exchange Act of 1934, as amended

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who beneficially own 10 percent or more of the Company's Common Stock (the "Reporting Persons") to file reports regarding their RWD Common Stock ownership and changes in ownership with the SEC. Based solely on a review of the copies of such forms furnished to RWD and written representations from the Reporting Persons, the Company believes that during 1999, the Reporting Persons complied with all
Section 16(a) reporting requirements applicable to them, except with respect to the February 1999 Form 4 report for Mr. Jerry P. Malec, which was filed late.

II. APPROVAL OF AMENDMENT TO THE COMPANY'S STOCK INCENTIVE PLAN

  On February 25, 2000, the Board of Directors approved an amendment (the "Amendment") to the 1998 Omnibus Stock Incentive Plan (the "Stock Incentive Plan" or "Plan"), contingent upon approval by the stockholders at the Annual Meeting. The Amendment increases the number of shares of Common Stock available for issuance under the Stock Incentive Plan from 2,000,000 to 5,500,000. This increase in authorized shares is the only change that the Amendment makes to the Stock Incentive Plan as previously approved by the stockholders. Immediately prior to the date the Amendment was approved by the Board of Directors, 1,910,165 shares of Common Stock were subject to outstanding stock options issued under the Stock Incentive Plan, and 89,835 shares remained available for new awards.

  The following is a fair and complete summary of the Stock Incentive Plan. This summary is qualified in its entirety by reference to the full text of the Stock Incentive Plan, which appears as Exhibit A to this Proxy Statement.

General

  Purpose: The purpose of the Stock Incentive Plan is to promote the long-term growth and profitability of the Company by providing key people with incentives to improve stockholder value and contribute to the growth and financial success of the Company. In addition, the Plan benefits the Company by enabling the Company to attract, retain and reward the best-available persons.

  Shares Available under the Stock Incentive Plan: The Stock Incentive Plan, as amended by the Amendment, provides that up to 5,500,000 shares of Common Stock may be issued with respect to stock options and other awards granted under the Plan. The maximum number of shares of Common Stock subject to awards of any combination that may be granted during any one fiscal year of the Company to any one individual is 200,000 shares. These limits are subject to adjustment by the Administrator to reflect any stock dividends, split-ups, recapitalizations, mergers, consolidations, business combinations or exchanges of shares and the like. If any award, or portion of an award, under the Stock Incentive Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any award (whether or not such surrendered shares were acquired pursuant to any award), the shares subject to such award and the surrendered shares will be available for future awards under the Plan.

  Administration: The Stock Incentive Plan is administered by the Compensation Committee and from time to time may be administered by the Board of Directors or by such committee or committees as may be appointed by the Board of Directors from time to time (the Board of Directors, committee or committees are referred to in this Proxy Statement as the "Administrator"). The Administrator has full power and authority to take all actions necessary to carry out the purpose and intent of the Stock Incentive Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which awards are granted; (ii) determine the types of awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each award; (iv) impose such terms, limitations, restrictions and conditions upon any such award as the Administrator deems appropriate; and (v) modify, amend, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards (provided however, that, except as noted below, any modification that would materially adversely affect any outstanding award may not be made without the consent of the holder).

  In the event of changes in the Common Stock of the Company by reason of any stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator has discretion to make appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the Stock Incentive Plan and to the number, kind and price of shares covered by outstanding awards, and may, in its discretion and without the consent of holders of awards, make any other adjustments in outstanding awards, including but not limited to reducing the number of shares subject to awards or providing or mandating alternative settlement methods such as settlement of the awards in cash or in shares of Common Stock or other securities of the Company or of any other entity, or in any other matters which relate to awards as the Administrator determines to be necessary or appropriate.

  Without the consent of holders of awards, the Administrator has discretion to make any modifications to any awards, including but not limited to cancellation, forfeiture, surrender or other termination of the awards in whole or in part regardless of the vested status of the award, in order to facilitate any business combination that is authorized by the Board of Directors of the Company to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

  Without the consent of holders of awards, the Administrator in its discretion is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Stock Incentive Plan.

  Participation: Participation in the Stock Incentive Plan is open to all employees, officers, and directors of the Company or any of its affiliates, as the Administrator selects from time to time. As of February 18, 2000, the three non-employee directors of the Company, and approximately 817 employees of the Company were eligible to participate in the Stock Incentive Plan.

Type of Awards

  The 1998 Stock Plan allows stock options, stock appreciation rights, stock awards, phantom stock awards, and performance awards to be granted. These awards may be granted separately or in tandem with other awards. The Administrator determines the prices, expiration dates and other material conditions upon which such awards may be exercised. The Company or its affiliate may make or guarantee loans to assist grantees in exercising awards and satisfying any withholding tax obligations arising from awards. Only stock options have been granted under the Plan to date.

  Stock Options: The Stock Incentive Plan allows the Administrator to grant either awards of incentive stock options as that term is defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options; provided, however, that awards of incentive stock options are limited to employees of the Company or of any subsidiary of the Company. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to fair market value on the date of grant, but nonqualified stock options may be granted with an exercise price less than fair market value. To date, only nonqualified stock options have been granted and all such options have had an exercise price at least equal to fair market value on the grant date. As of February 18, 2000, the fair market value of a share of the Company's Common Stock, determined by the last reported sale price per share of Common Stock on such date as quoted on the Nasdaq-National Market was $9.6875. The option exercise price may be paid in cash, by tender of shares of Common Stock, by a combination of cash and shares, or by any other means the Administrator approves.

  Stock Appreciation Rights: The Stock Incentive Plan allows the Administrator to grant awards of Stock Appreciation Rights ("SAR"). An SAR entitles the holder to receive a payment in cash, in shares of Common Stock, or in a combination of both, having an aggregate value equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the base price per share specified in the grant agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised.

  Stock and Phantom Stock Awards: The Stock Incentive Plan allows the Administrator to grant restricted or unrestricted stock awards, or awards denominated in stock-equivalent units ("phantom stock") to eligible participants with or without payment of consideration by the grantee. Stock awards and phantom stock awards may be paid in cash, in shares of Common Stock, or in a combination of both.

  Performance Awards: The Stock Incentive Plan allows the Administrator to grant performance awards which become payable in cash, in shares of Common Stock, or in a combination of both, on account of attainment of one or more performance goals established by the Administrator. Performance goals established by the Administrator may be based on the Company's or an affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an affiliate as a whole, over such performance period as the Administrator may designate.

Awards Under the Stock Incentive Plan

  Because participation and the types of awards granted under the Stock Incentive Plan are subject to the discretion of the Administrator, the benefits or amounts that will be received by any participant or groups of participants if the amendment to the Stock Incentive Plan is approved are not currently determinable.

Amendment and Termination

  The Board of Directors of the Company may terminate, amend, or modify the Stock Incentive Plan or any portion thereof at any time.

Federal Income Tax Consequences

  The following is a general summary of the current federal income tax treatment of stock options, which are authorized to be granted under the Stock Incentive Plan, based upon the current provisions of the Code and the related Treasury regulations.

  Nonqualified Stock Options: No tax consequences result from the grant of the option. An option holder who exercises a nonqualified stock option with cash generally will realize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company is entitled to a deduction from income in the same amount in the fiscal year in which the exercise occurs. The option holder's basis in such shares will be the fair market value on the date income is realized, and when the holder disposes of the shares he or she will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.

  Incentive Stock Options: No tax consequences result from the grant of the option. If an option holder acquires stock upon the exercise, no income will be recognized by the option holder for ordinary income tax purposes (although the difference between the option exercise price and the fair market value of the stock subject to the option may result in alternative minimum tax liability to the option holder) and the Company will be allowed no deduction as a result of such exercise, provided that the following conditions are met:
(a) at all times during the period beginning with the date of the granting of the option and ending on the day three months before the date of such exercise, the option holder is an employee of the Company or of a subsidiary; and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the stock is transferred to the option holder. The three-month period is extended to one year in the event of disability and is waived in the event of death of the employee. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for the stock ordinarily will be treated as capital gain, and any loss will be treated as capital loss, in the year of the sale.

  If the option holder fails to comply with the employment requirement discussed above, the tax consequences will be the same as for a nonqualified option, discussed above.

  Disallowance of Deductions: The Code disallows deductions for publicly held corporations with respect to compensation in excess of $1,000,000 paid to the corporation's chief executive officer and its four other most highly compensated officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors, the material terms under which the compensation is to be paid are disclosed to the stockholders and approved by a majority vote, and the Compensation Committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid. Under this exception, the deduction limitation does not apply with respect to compensation otherwise deductible on account of stock options and stock appreciation rights granted at fair market value under the Stock Incentive Plan.

  The Board of Directors recommends that stockholders vote FOR theapproval of the amendment to the Company's 1998 Omnibus Stock Incentive Plan.

III. AUDITOR CONFIRMATION

  The RWD Board of Directors, pursuant to the recommendation of its Audit Committee, has selected Arthur Andersen, LLP, to examine and audit the financial statements of RWD for the fiscal year ending December 31, 2000. Arthur Andersen, LLP, has served as independent auditors of RWD since 1989. A partner of the firm will be present at the Annual Meeting and available to respond to appropriate questions and will have an opportunity to make a statement if he desires to do so.

  In 1999, Arthur Andersen, LLP, performed various professional services for RWD. These services included completion of the examination of 1998 financial statements for RWD, other review work of required filings with the Securities and Exchange Commission, preliminary work on the examination of fiscal year 1999 financial statements, preparation of corporate tax returns, and other consultation with RWD personnel on accounting and related matters.

 The Board of Directors recommends that stockholders vote FOR ratification of the selection of Arthur Andersen, LLP, as independent auditors of RWD for the fiscal year ending December 31, 2000.

IV. OTHER MATTERS

  The Board of Directors of the Company does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxies will vote the shares represented by such proxies on such matters as instructed by the Board of Directors of the Company, who have instructed the proxies to vote in accordance with the proxies' own best judgment in the absence of express instruction from the Board.

                             STOCKHOLDER PROPOSALS

  Stockholders, who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 2001 Annual Meeting of Stockholders, must submit the proposal to the Company no later than December 4, 2000. Stockholders, who intend to present a proposal at the 2001 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials, are required to provide notice of such proposal to the Company no later than February 17, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                 MISCELLANEOUS

  A copy of RWD's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as filed with the SEC, excluding certain exhibits thereto, may be obtained without charge, by writing Investor Relations, RWD Technologies, Inc., 10480 Little Patuxent Parkway, Suite 1200, Columbia, Maryland 21044-3530 or by telephoning (410) 730-4377.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          /s/ Laurens MacLure, Jr.
                                          Laurens MacLure, Jr.
                                          Secretary

Columbia, Maryland
April 7, 2000

                                                                      Exhibit A

                            RWD TECHNOLOGIES, INC.
                   AMENDED 1998 OMNIBUS STOCK INCENTIVE PLAN

1. Amendment, Purpose and Types of Awards

  RWD Technologies, Inc. (the "Corporation") maintains the RWD Technologies, Inc. 1998 Omnibus Stock Incentive Plan. The Corporation hereby amends such plan as set forth herein and renames amended plan the "RWD Technologies, Inc. Amended 1998 Omnibus Stock Incentive Plan" (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of RWD Technologies, Inc. by (i) providing its employees and directors with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best-available persons.

  The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, or any combination of the foregoing.

2. Definitions

  Under this Plan, except where the context otherwise indicates, the following definitions apply:

  (a) "Affiliate" shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Corporation (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

  (b) "Award" shall mean any stock option, stock appreciation right, stock award, phantom stock award, or performance award.

  (c) "Board" shall mean the Board of Directors of the Corporation.

  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

  (e) "Common Stock" shall mean shares of common stock of the Corporation, par value of ten cents ($0.10) per share.

  (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (g) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall mean (i) the Closing Price on the trading day preceding such date, (ii) the Closing Price on the fifth trading day preceding such date or (iii) the average of the Closing Price on each of the ten trading days preceding such date, as determined in the discretion of the Administrator on the date of grant; provided, however, that, with respect to any Award, whichever definition is selected by the Administrator on the date of grant shall be used on all other dates on which the meaning of Fair Market Value is required for the duration of that Award. Notwithstanding the preceding sentence, with respect to the grant of incentive stock options within the meaning of Code section 422, Fair Market Value of a share of the Corporation's Common Stock on the grant date shall mean the Closing Price on the trading day preceding such date. As used herein, the "Closing Price" on a particular date shall mean the last reported sale price per share of Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Administrator or by such other source or sources as shall be selected in good faith by the Administrator. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, any business day.

  (h) "Grant Agreement" shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

  (i) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Code section 424(e), or any successor thereto.

  (j) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

  (k) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto.

3. Administration

  (a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the "Administrator").

  (b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

  The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

  The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

  (c) Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

  (d) Limited Liability. To the maximum extent permitted by law, the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

  (e) Indemnification. To the maximum extent permitted by law and by the Corporation's charter and by-laws, the Administrator shall be indemnified by the Corporation in respect of all their activities under the Plan.

  (f) Effect of Administrator's Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4. Shares Available for the Plan; Maximum Awards

  Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 5,500,000 shares of Common Stock. Prior to February 25, 2000, the maximum number of shares that may be issued with respect to Awards granted under the Plan was 2,000,000. The Corporation shall reserve the maximum number of shares issuable under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Corporation in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to the Corporation in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

  Subject to adjustments as provided in Section 7(d) of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Corporation to any one individual shall be limited to 200,000. Such per-individual limit shall not be adjusted to effect a restoration of shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

5. Participation

  Participation in the Plan shall be open to all employees, officers, and directors of the Corporation, or of any Affiliate of the Corporation, as may be selected by the Administrator from time to time.

6. Awards

  The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.

  (a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value on the date of grant, but nonqualified stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

  (b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of
(i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Corporation of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

  (c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

  (d) Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation's assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

  (e) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Corporation's or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Corporation or an Affiliate as a whole, over such performance period as the Administrator may designate.

7. Miscellaneous

  (a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Corporation, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Corporation may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee or holder to cover any such taxes. In the event that payment to the Corporation of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

  (b) Loans. The Corporation may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

  (c) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

  (d) Adjustments; Business Combinations. In the event of changes in the Common Stock of the Corporation by reason of any stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion, make appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 of the Plan and to the number, kind and price of shares covered by outstanding Awards, and shall, in its discretion and without the consent of holders of Awards, make any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of Common Stock or other securities of the Corporation or of any other entity, or in any other matters which relate to Awards as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.

  Notwithstanding anything in the Plan to the contrary and without the consent of grantees or holders of Awards, the Administrator, in its sole discretion, may make any modifications to any Awards, including but not limited to cancellation, forfeiture, surrender or other termination of the Awards in whole or in part regardless of the vested status of the Award, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

  The Administrator is authorized to make, in its discretion and without the consent of grantees or holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

  (e) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for Awards held by employees or directors of entities who become or are about to become employees or directors of the Corporation or an Affiliate as the result of a merger or consolidation of the employing entity with the Corporation or an Affiliate, or the acquisition by the Corporation or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

  (f) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time.

  (g) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Corporation or shall interfere in any way with the right of the Corporation to terminate such service at any time.

  (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

  (i) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles.

  (j) Effective Date; Termination Date. The RWD Technologies, Inc. 1998 Omnibus Stock Incentive Plan was adopted by the Board effective March 6, 1998, and approved by the stockholders on May 19, 1998. The amendment of such plan as set forth in this document is effective as of the date the amendment was approved by the Board, February 25, 2000, subject to approval of the stockholders within twelve months after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding March 6, 2008. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.